SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 11, 2002


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



           Delaware                      1-9494                 13-3228013
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000

ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.  Description

         99.1         Certification of Michael J. Kowalski pursuant to 18 U.S.C.
                      Section 1350.

         99.2         Certification of James N. Fernandez  pursuant to 18 U.S.C.
                      Section 1350.


ITEM 9.  Certification of Financial Reports

On September 11, 2002, Registrant filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Act") for the quarter ended July 31, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Registrant's Report on Form 10-Q is required to be accompanied by the written statements of Registrant's chief executive officer and chief financial officers, each statement certifying that such report fully complies with the requirements of section 13(a) or 15(d) of the Act and that information contained in such report fairly presents, in all material respects, the financial condition and result of operations of the Registrant. Accordingly, Registrant has furnished to the Commission such statements with this Report on Form 8-K filed contemporaneously with its Report on Form 10-Q. Copies of each written statement are furnished as Exhibits 99.1 and 99.2 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY:     /s/ Patrick B. Dorsey
                                              __________________________________
                                              Patrick B. Dorsey
                                              Senior Vice President, Secretary
                                              and General Counsel


Date: September 11, 2002























                                       2